EXHIBIT 10.28
NationsBank

CONFIRMATION FOR U.S. DOLLAR RATE SWAP TRANSACTION
UNDER EXISTING 1992 MASTER AGREEMENT

TO:       F.I.R.C. (FIRST INVESTORS RECEIVABLES CORP)
ATTN:     BENNIE DOCK
TEL:      713-977-2600 X 116/138*
FAX:      713-260-0028

FROM:     NATIONSBANK OF TEXAS, N.A.
          P.O. BOX 831000
          DALLAS, TX  75283
          FRANK TANTILLO / STUART ADAMS

Date:     07AUG96

Our Reference No.  518920TX

The purpose of this lettter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) ("Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 12AUG94, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the Swap Transaction to which this Confirmation relates to are as follows:

Notional Amount:                        USD 100,000,000.00

Trade Date:                             06AUG96
Effective Date:                         16AUG96
Termination Date:                       18AUG97, subject to adjustment in
                                        accordance with the Modified Following
                                        Business Day Convention and "Swap
                                        Extension" provision

Fixed Amounts:

FIXED Rate Payer:                       F.I.R.C. (FIRST INVESTORS RECEIVABLES
                                        CORP.)

Fixed Rate Payer Payment Dates:         THE 16TH OF EACH MONTH COMMENCING
                                        SEPTEMBER 16, 1996 AND ENDING AUGUST 18,
                                        1997, SUBJECT TO ADJUSTMENT IN
                                        ACCORDANCE WITH THE MODIFIED FOLLOWING
                                        BUSINESS DAY CONVENTION and "Swap
                                        Extension" provisions
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Fixed Rate Payer Business
Day Convention:               MODIFIED FOLLOWING BUSINESS DAY

Fixed Rate Payer
Business Days:                NEW YORK, LONDON

Fixed Rate:                   5.545000%

Fixed Rate Payer Day
Count Fraction:               ACTUAL/360

Floating Amounts:

Floating Rate Payer:          NATIONSBANK OF TEXAS, N.A.

Floating Rate Payer
Reset Dates:                  First Day of Each Calculation Period

Floating Rate Payer
Payment Dates:                THE 16TH OF EACH MONTH COMMENCING SEPTEMBER 16,
                              1996 AND ENDING AUGUST 18, 1997, SUBJECT TO
                              ADJUSTMENT IN ACCORDANCE WITH THE MODIFIED
                              FOLLOWING BUSINESS DAY CONVENTION. And "Swap
                              Extension" provisions

Floating Rate Payer
Business Days:                NEW YORK, LONDON

Floating Rate Payer
Business Day Convention:      MODIFIED FOLLOWING BUSINESS DAY

Floating Rate Option:         USD-LIBOR-BBA

Designated Maturity:          1 Month

Spread:                       NONE

Floating Rate For Initial
Calculation Period:           TO BE SET

Floating Rate Payer
Day Count Fraction:           ACTUAL/360

Averaging:                    INAPPLICABLE

Rounding Factor:              One-Hundred-Thousandth of One Percent

Calculation Agent:            NATIONSBANK OF TEXAS, N.A.

Assignment:                   This Swap Transaction may be assigned only with
                              prior written consent.

Legal and Out-of-Pocket
Expenses:                     For each party's own account.

Governing Law:                The Laws of the State of New York.

Recording of Conversations:   Each party to this Agreement acknowledges and
                              agrees to the tape or electronic recording of conversations between the parties to this Agreement whether by one or other or both of the parties, and that any such recordings may be submitted in evidence in any action or proceeding relating to the Agreement or any Transaction.

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Swap Extension:                         Notwithstanding anything to the contrary
                                        herein or in the Agreement, NationsBank
                                        of Texas, N.A. may, in its sole
                                        discretion and at no cost or expense to
                                        NationsBank of Texas, N.A. extend the
                                        Termination Date of this Transaction
                                        confirmed hereby until 18AUG99;
                                        PROVIDED, HOWEVER, that NationsBank of
                                        Texas, N.A. may only extend such
                                        Termination Date by delivering notice of such extension to F.I.R.C. on 16AUG99, on or before 3:00 p.m. New York City time. Nothing herein shall obligate NationsBank of Texas, N.A. to extend the Termination Date as provided hereby.

Payment Instructions:

Payment to NationsBank of Texas:        Payment to F.I.R.C. (FIRST INVESTORS
                                        RECEIVABLES CORP.):

NATIONSBANK, N.A. - CHARLOTTE           CREDIT NATIONSBANK OF TEXAS
ABA 053000196                           ABA 111000012
ACCT:10852016511                        ACCT 3750477809
ATTN: DERIVATIVE OPERATIONS             REF F.I.R.C. LINDA STREBECK

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Swaps Documentation Group at Fax No. (312) 234-3160. Failure to respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours Sincerely,

NationsBank of Texas, N.A.

By: /s/ JIM L. BENNETT
        Jim L. Bennett
        Vice President

Confirmed as of the date first written above:

F.I.R.C. (FIRST INVESTORS RECEIVABLES CORP.)

By: /s/ BENNIE H. DOCK
        Bennie H. Dock
        Authorized Signatory

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